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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                               FORM 8-K/A Number 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 11, 2002
                                                         ----------------


                      COMBINED PROFESSIONAL SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           Nevada                         0-25675                88-0346441
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



212 West Kinzie Street, Chicago, Illinois                          60610
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (312) 493-2171



                                 Not Applicable
                       _________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Explanatory Note

Combined Professional Services, Inc. (the "Corporation") is filing this amendment to its Current Report on Form 8-K/A dated October 11, 2002 in order to amend the heading of the item disclosed and to include a statement regarding the anticipated filing of financial statements pursuant to Item 7. The full text of the amended report is as follows:

Item 1.      Changes in Control of Registrant
Item 2.      Acquisition or Disposition of Assets
Item 5.      Other Events.

             On October 11, 2002, Combined Professional Services, Inc. (the "Corporation") completed its share exchange with the stockholders of Patron Systems, Inc., a Delaware corporation ("Patron"). On that date, the Corporation exchanged an aggregate of 25,400,000 of its shares of common stock on a one-for-one basis for all of the outstanding common stock of Patron pursuant to an Amended and Restated Share Exchange Agreement, dated as of October 10, 2002 (the "Agreement"), among the Corporation, Patron and the stockholders of Patron, which agreement is attached hereto as Exhibit 2.1 and incorporated by reference, and amends and restates a Share Exchange Agreement entered into by the same parties as of September 27, 2002 to reflect certain inaccuracies relating to Patron share issuances and to more fully reflect the terms of the transaction. Patron is now a wholly owned subsidiary of the Corporation, and the former stockholders of Patron (the names and stockholdings of which are set forth in the Agreement) now hold approximately 85% of the outstanding capital stock of the Corporation. A joint press release of the Corporation and Patron issued on October 11, 2002 announcing the completion of the exchange is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

             The Agreement was approved by Patron's shareholders by written consent dated October 9, 2002.

Item 7.      Financial Statements and Exhibits.

(a) and (b) As permitted by the provisions of Form 8-K, the financial statements required by this Item will be filed by the Corporation on or before December 11, 2002.

(c)  The following exhibits are included with this Report:

Exhibit
Number       Exhibit Description
------       -------------------

2.1 Amended and Restated Share Exchange Agreement, dated as of October 10, 2002, among Combined Professional Services, Inc., Patron Systems, Inc. and the holders of the issued and outstanding capital stock of Patron Systems, Inc., incorporated by reference to Exhibit
             2.1 to the Corporation's Current Report on Form 8-K/A dated October 11, 2002.

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99.1         Joint press release of Combined Professional Services, Inc. and
             Patron Systems, Inc. issued on October 10, 2002, incorporated by reference to Exhibit 99.1 to the Corporation's Current Report on Form 8-K/A dated October 11, 2002

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMBINED PROFESSIONAL SERVICES, INC.

Date: November 5, 2002                        By: /s/ Patrick J. Allin
                                                  ------------------------------
                                                  Name: Patrick J. Allin
                                                  Title: Chief Executive Officer

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